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                                                                    EXHIBIT 10.9



                      FIRST AMENDMENT AND LIMITED WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


            This First Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of February 28, 2001 (this "Amendment") is among PACKAGED ICE, INC. (the "Borrower"), BANK OF AMERICA, N.A., individually as a Lender ("BofA") and as a co-agent and the administrative agent (the "Agent"), ANTARES CAPITAL CORPORATION, as a Lender ("Antares") and as a co-agent, GMAC BUSINESS CREDIT, LLC, as a Lender ("GMAC"), LASALLE BUSINESS CREDIT, INC., as a Lender ("LaSalle"), THE PROVIDENT BANK, as a Lender ("Provident"), and HARRIS TRUST AND SAVINGS BANK, as a Lender (collectively with BofA, Antares, GMAC, LaSalle and Provident, the "Lenders").

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 28, 2000 (as amended, restated, modified and otherwise supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement; and

            WHEREAS, the parties hereto wish to amend Section 9.8 of the Credit Agreement as provided herein; and

            WHEREAS, the parties hereto wish to acknowledge compliance on the part of Borrower with the Post-Closing Matters Agreement (as defined below) as provided herein.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. AMENDMENT. The parties hereby amend Section 9.8(a) of the Credit Agreement by inserting the phrase "(or any nonratable part to the extent such assignment and delegation is made by a Lender to a trust, limited or general partnership, limited liability company or corporation, or other limited purpose entity formed for the purpose of effecting a securitization of, among other things, the Loans and which is an Affiliate of, or is managed or advised by, a Lender)" immediately after the phrase "ratable part" in the sixth line thereof.

            2.    LIMITED WAIVER.

            (a) Subject to the conditions set forth herein, the parties hereby agree that to the extent the obligations of the Borrower arising under that certain Post-Closing Matters Agreement, dated November 28, 2000, among the Borrower and the Agent (the "Post-Closing Agreement") have not been satisfied, the Events of Default arising therefrom are hereby waived, and the Borrower shall have no further obligations thereunder.

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            (b)   The limited waiver set forth in Section 2(a) of this Amendment shall be limited precisely as written and shall not be deemed or otherwise construed to (i) constitute a waiver of any other Default or Event of Default or
(ii) prejudice any right, power or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this limited waiver).

            3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) AMENDMENT. The Borrower shall have executed and delivered this Amendment.

            (b) PAYMENT OF FEES. The Borrower shall pay all accrued and unpaid fees, costs and expenses to the extent then due and payable, together with Attorney Costs of the Agent, including, without limitation, costs and expenses incurred in connection with this Amendment.

            (c) OTHER DOCUMENTS. The Borrower shall, and shall cause its Subsidiaries to execute and deliver such other approvals, opinions, documents or materials as the Agent may reasonably request.

            (d) NO EXISTING DEFAULT. After giving effect to this Amendment, no Default or Event of Default shall exist as of the date hereof.


            4.    COVENANT RELATING TO POST-CLOSING AGREEMENT. Notwithstanding
Section 2(a) hereof, Borrower shall use its commercially reasonable efforts to remove all liens with respect to real property of the Borrower and its Subsidiaries as listed on Exhibit 1 of the Post-Closing Agreement.

            5.    MISCELLANEOUS

            (a) CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

            (b) GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of Texas, without regard to conflict of laws principles.

            (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

            (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Borrower, the Agent and the Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Borrower, the Agent and the Lenders and the successors and assigns of the Borrower, the Agent and the Lenders.

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            (e)   REFERENCES. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

            (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.



                                    PACKAGED ICE, INC., as the Borrower


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





                                    BANK OF AMERICA, N.A., as the Agent and a
                                     Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





                                    ANTARES CAPITAL CORPORATION, as a Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





                                    GMAC BUSINESS CREDIT, LLC, as a Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





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                                    LASALLE BUSINESS CREDIT, INC., as a
                                     Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





                                    HARRIS TRUST AND SAVINGS BANK, as a Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------





                                    THE PROVIDENT BANK, as a Lender


                                    By:
                                       -------------------------------
                                    Its:
                                        ------------------------------



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